Exhibit 99.1

Exhibit 99.1

2004 Lehman Brothers Financial Services Conference

“The More Things Change…”

George A. Schaefer, Jr.

President Chief Executive Officer

September 14, 2004

“The More Things Change…”

Things That Have Changed…

The Relative Value Of: I. Free Funding II. A Deposit Franchise

I. The Value of a Free-Funded Balance Sheet

Compression between margin and spread through Fed easing cycle has reduced the value of free-funding from a peak of 83 bp in 2000 to its current trough of 26 bp

Net Interest Margin Interest Spread Value of Free Funding

Rate Spread and Margin %

4.50

4.00

3.50

3.00

2.50

2.00

1994 1995 1996

1997 1998

1999

2000 2001

2002 2003 Q2-04

0.90

0.80

0.70

0.60

0.50 0.40 0.30 Value of Free Funding %

0.20

0.10

II. The Relative Value of A Deposit Franchise

Spread between deposit cost and asset yields has decreased by 44 basis points since Q1-2002

7 6.5 6 5.5 5 4.5 4

Earning Asset Yields %

3.5 3 2.5 2

Q1-02

Q2-02

Q3-02

Q4-02

Q1-03

Q2-03

Q3-03

Q4-03

Q1-04

Q2-04

3.6 3.9 4.2

Spread Between Deposit Cost and Asset Yields

“…The More They Stay

The Same”

Things That Have Not Changed…

I. Affiliate Operating Model VI. Superior Credit Culture

II. Metropolitan Market Focus VII. Deposit Focus

III. Business Ownership VIII. Approach to Acquisitions

IV. Relentless Scorekeeping IX. Focus on Efficiency

V. Balance Sheet Integrity X. The Opportunity

I. Affiliate Bank Operating Model

FITB Affiliates State Assets % of 5/3 Deposits Bkg Ctrs President Years @ 5/3

Cincinnati OH $28.4 29% $16.0 107 G. Schaefer, Jr. 33

Western Michigan MI 9.6 10% 6.4 137 M. VanDyke 3

Chicago IL 9.4 10% 7.9 127 B. Stamper 19

Detroit MI 6.4 7% 3.4 79 P. Fehring 24

Cleveland OH 5.5 6% 3.2 78 R. King 28

Indianapolis IN 5.4 6% 2.9 81 M. Spagnoletti 1

Columbus OH 5.2 5% 3.4 59 R. Eversole 18

Dayton OH 4.8 5% 3.1 61 D. Sadlier 13

Toledo OH 4.8 5% 2.7 46 B. Lee 2

Southern Indiana IN 4.0 4% 2.1 51 J. Daniel 4

Louisville KY 2.6 3% 1.3 44 J. Gaunt 35

Northern Michigan MI 2.0 2% 1.2 23 J. Pelizzari 3

Lexington KY 1.8 2% 0.7 22 S. Barnes 8

Northern Kentucky KY 1.6 2% 1.3 32 T. Rawe 28

Nashville TN 1.6 2% 0.8 11 T. Clossin 2

Ohio Valley OH 1.5 1% 0.7 26 R. Webb 2

Florida FL 1.0 1% 0.8 16 C. Kvetko 14

II. Metropolitan Market Focus

Distribution, Convenience & Price are Competitive Advantages in Urban Markets

Fifth Third MSA Markets

Population Rank Deposits Share

Chicago 8.45 7 $ 6,128 2.9%

Detroit MI 4.46 7 2,602 3.3

Cleveland-Lorain OH 2.25 6 2,574 4.0

Cincinnati OH-KY-IN 1.67 1 13,174 28.9

Indianapolis IN 1.66 4 1,728 7.2

Columbus OH 1.58 3 3,079 10.9

Grand Rapids Muskegon- Holland 1.11 1 4,682 32.6

Louisville, KY-IN 1.04 5 1,392 7.8

Dayton-Springfield OH 0.95 1 2,649 25.3

Toledo OH 0.62 1 1,962 25.1

Naples FL 0.30 1 1,370 19.7

Huntington WV 0.29 8 155 4.5

Source: SNL Branch Migration Database as of June 30, 2003 and U.S. Census Bureau including pending acquisitions

III. Business Ownership

Incentives and Management Performance Determined by

Aggregation of Profit and Loss Statements & Balance Sheets

Bancorp P&L

Affiliate Presidents

Retail Investment Commercial

Banking Consumer Advisors Banking

Midlevel & Midlevel & Midlevel & Midlevel &

Profit Center Profit Center Profit Center Profit Center

P&L’s P&L’s P&L’s P&L’s

Fifth Third Bancorp

IV. Relentless Scorekeeping

2004 Summer Consumer Deposit Campaign Scorecard

June 21st - September 30th

New Account Balances should be at 77% of goal

Consumer Checking & Savings Accounts						
	New Accounts			New Acct Balances		
Affiliate	Goal	Actual	% To Goal	Goal	Actual	% To Goal
Florida	2,200	1,979	90.0%	$33,000,000	$111,989,312	339.4%
Louisville	10,000	9,176	91.8%	$80,000,000	$142,966,839	178.7%
Southern Indiana	7,000	7,048	100.7%	$70,000,000	$92,922,552	132.7%
Chicago	23,500	24,648	104.9%	$352,500,000	$390,974,853	110.9%
Nashville	2,000	1,652	82.6%	$30,000,000	$33,059,141	110.2%
Cleveland	12,250	11,188	91.3%	$147,000,000	$158,371,038	107.7%
Ohio Valley	3,500	2,928	83.7%	$28,000,000	$28,866,638	103.1%
Columbus	14,000	12,716	90.8%	$140,000,000	$127,236,918	90.9%
Dayton	12,000	10,267	85.6%	$96,000,000	$86,140,193	89.7%
Detroit	11,100	9,728	87.6%	$166,500,000	$147,050,201	88.3%
Indianapolis	14,200	12,568	88.5%	$113,600,000	$95,243,344	83.8%
Lexington	3,750	3,377	90.1%	$37,500,000	$30,788,456	82.1%
Toledo	9,500	8,786	92.5%	$95,000,000	$77,695,092	81.8%
Northern Kentucky	5,300	4,658	87.9%	$42,400,000	$30,347,124	71.6%
Cincinnati	23,000	19,962	86.8%	$276,000,000	$189,127,406	68.5%
Northern Michigan	4,000	3,917	97.9%	$48,000,000	$30,524,540	63.6%
Western Michigan	22,950	18,940	82.5%	$275,400,000	$174,831,936	63.5%
Bancorp	**180,000**	**163,538**	**90.9%**	**$2,000,000,000**	**$1,948,135,583**	**97.4%**

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V. Balance Sheet Integrity

Among the Strongest Balance Sheets in the Industry

Risk Based Ratio = 12.75 % Leverage Ratio = 8.97 % L.L. Reserves / NPA’s = 286.9 % NPA’s Aa2 Moody’s Senior Debt Rating Moody’s

FITB Securities / Assets

(Originally Reported)

35.0

33.0

31.0

29.0

Percent 27.0

25.0

23.0

21.0

19.0

17.0

15.0

31.2

30.3

29.1

31.7

34.5

29.2

31.9

32.3

32.2

1996 1997 1998 1999 2000 2001 2002 2003 Jun-04

Tangible Equity / Tangible Assets

Top 25 Avg. FITB

10.0

8.0

Percent

6.0

4.0

2.0

1996 1997 1998 1999 2000 2001 2002 2003 Q1-04 Q2-04

VI. Superior Credit Culture

NPAs / Loans & OREO

1.4

1.2

1 Percent

0.8

0.6

0.4

0.2

1.25 1.291.25 1.22

1.17

1.12 1.15

1.07

1.011.05

0.95

0.94

0.85

0.7 0.75

0.42

0.65

0.59 0.620.62 0.63 0.52 0.510.570.570.530.56 0.610.57 0.47 0.44 0.5

3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 Q104

Fifth Third

Top 25 Bank Average

Favorable Industry Comparison with Few Large Credits

Growth from adding relationships not increasing exposures

Q2-04 Commercial NPL’s

# Of Credits Total $

> $7MM 0 $0

$3MM to $7MM 4 $ 24,079,523

$1MM to $3MM 23 $ 34,320,491

$500M to $1MM 37 $ 26,501,597

$200M to $500M 124 $ 38,251,185

< $200M 816 $ 42,633,503

$ 165,786,299

VII. Deposit Focus

35,000

30,000

25,000

20,000

$ Millions

15,000

10,000

Avg. Demand & NOW

1998 1999 2000 2001 2002 2003

YTD Q204

10-year CAGR

Loans & Leases 9.9 % Total Assets 9.9%

All balances restated for past poolings.

10-year CAGR

Interest

Checking 19.1 % Demand 12.7 % Deposits

100,000

90,000

80,000

$ Millions

70,000

60,000 50,000 40,000

30,000

Avg Loans & Leases Avg Assets

1998 1999 2000 2001 2002 2003

YTD Q204

VIII. Approach to Acquisitions

I. Deposit Rich Metropolitan Markets

II. Low Credit Risk

III. Low Market Share

IV. Focus on Top Line Revenue

V. Markets We Know

VI. Management Participation

VII. Manageable Size

TBD VIII. Growth

IX. Focus on Efficiency

Net Income Per Full Time Equivalent Employee

40 80 120 160

($ in 000’s)

Toledo

Columbus

North. MI

Dayton

West Mich

North. KY

Southern IN

Lexington

Indianapolis

Cleveland

Detroit

Louisville

OH Valley

Chicago

Cincinnati (HQ)

Florida

166 159 141 95 139 144 133 132 117 120 117 113 115 109 110 114 106 124 105 107 101 115 101 101 87 83 86

100 YTD 6-30-04

72

65 2003

63 49

14

$93,567

YTD 2004 vs. $92,809 in 2003 vs. $85,463 in 2002

X. The Opportunity

Fifth Third has less than 6% market share in the core five-state footprint Fifth Third has a 6% market share on a combined basis in MSA’s MSA’s greater than 1 million in population

FITB State Market Share

Ohio Michigan Indiana Kentucky Illinois 5 State Total

12.1% 8.6% 6.5% 6.5% 2.3% 6.9%

0.0% 5.0% 10.0% 15.0% 20.0%

One More Thing That Has Not Changed…

WE ARE INVESTORS:

I. In A Franchise

II. In People

III. In Technology

IV. In Florida

Investing In A Retail Franchise

116 new Banking Centers opened from January 2002 through September 2004 in 17 markets Represents 12% of all current Banking Centers

2004(9/30) 2003 2002

59 29 28

35

30

Centers

25

20

Banking

15

10

# New 5

0

30

12

11

9

9 7

6 4 4 4 4

4 3 3 3

2 1

Chicago Detroit W. Mich Indianapolis Cincinnati Cleveland Florida Ohio Valley Lexington Louisville N. KY

Columbus Tennessee S. Indiana Toledo N. Mich Dayton

Fifth Third Bancorp

Investing In A Retail Franchise

116 New De-Novo Branches Since 2002 Driving….

$366 Million in Loan Growth….


400
350
300
250
200
150
100
50
0
$ in Millions
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04

$780 Million in Deposit Growth….


900
800
700
600
500
400
300
200
100
0
$ in Millions
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04

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Investing In A Retail Franchise

De-Novo Banking Center Results

Average Net Income Average Loans Average Deposits

Time Opened:

3 months $ (14,170) $ 1,454,376 $ 5,574,586

6 months 6,656 2,607,541 6,467,550

1 year 111,608 6,415,752 9,399,368

35

New Banking Centers 30

25

20

15

10

5

0

30

17 15

11 12 12 8

3 4

2 2

Q1-02

Q2-02

Q3-02

Q4-02

Q1-03

Q2-03

Q3-03

Q4-03

Q1-04

Q2-04

Q3-04

New Banking Centers are averaging:

826,000 in monthly deposit growth

555,000 in monthly loan growth

Investing In People

In a period of declining commercial and industrial loan demand:

Fifth Third increased C&I balances by 41 percent since 12-2001 258 commercial sales people hired during this time frame, an increase of 32 percent

580 560 540 520

Industry $'s in Billions 500 480

460

440 420 400

C&I Loan Growth

Industry Fifth Third

Dec-01

Mar-02

Jun-02

Sep-02

Dec-02

Mar-03

Jun-03

Sep-03

Dec-03

Mar-04

Jun-04

16 15 14 13 12 11 10 9 8

FITB $'s in Billions

Source: Federal Reserve data for “Large Domestically Chartered Banks”

Investing In Technology

New Sales & Management Tools

Yesterday

Grand Rapids

Replication Site

Cincinnati

Today

ACE

(Intuitive Web interface)

Next Generation

(customer-centric presentation)

Check Imaging

Operational CRM

Business Intelligence

Investing In Florida

Population of 5.9 million people in these markets with a weighted average growth rate of 13 percent

Naples

Deposit in # of Market

Institution Market ( $mm) Rank Branches Share

FITB Pro Forma $ 1,370 1 20 19.7%

Bank of America 1,315 1 18 18.9

Wachovia 1,098 2 22 15.8

First National 971 3 12 13.9

Orion Bancorp 476 4 5 6.8

AmSouth 408 5 9 5.9

Fifth Third Bancorp 399 6 8 5.7

SunTrust 283 7 7 4.1

Northern Trust 269 8 2 3.9

Florida Community 197 9 3 2.8

Golden West Financial 190 10 2 2.7

Tampa / St. Petersburg

Deposit in # of Market

Institution Market ( $mm) Rank Branches Share

Bank of America $ 8,980 1 120 24.9%

Wachovia 7,555 2 146 21.0

SunTrust 4,727 3 96 13.1

AmSouth 2,529 4 59 7.0

Golden West Financial 1,509 5 9 4.2

BB&T 1,343 6 34 3.7

South Financial Group 1,076 7 22 3.0

Colonial BancGroup 914 8 24 2.5

Third FS&LA M.H.C. 876 9 5 2.4

FITB Pro Forma 831 10 28 2.3

Sarasota

Deposit in # of Market

Institution Market ( $mm) Rank Branches Share

Bank of America $ 3,072 1 45 24.8%

Wachovia 2,056 2 47 16.6

SunTrust 1,860 3 27 15.0

Royal Bank of Canada 542 4 11 4.4

Golden West Financial 484 5 6 3.9

Northern Trust 444 6 4 3.6

Gold Banc Corp. 423 7 8 3.4

BB&T Corp. 414 8 15 3.3

FITB Pro Forma 311 9 7 2.5

Century Financial Grou 267 10 7 2.2

Orlando

Deposit in # of Market

Institution Market ( $mm) Rank Branches Share

SunTrust $ 5,843 1 55 26.0%

Bank of America 4,339 2 72 19.3

Wachovia 3,346 3 77 14.9

Washington Mutual 1,276 4 30 5.7

Colonial BancGroup 1,076 5 23 4.8

FFLC Bancorp 576 6 10 2.6

FITB Pro Forma 565 7 12 2.5

AmSouth Bancorp. 514 8 26 2.3

South Financial Group 492 9 8 2.2

Villages Bancorp 391 10 5 1.7

Cape Coral

Deposit in # of Market

Institution Market ( $mm) Rank Branches Share

Bank of America $ 1,544 1 33 20.9%

Wachovia 1,510 2 41 20.4

SunTrust 1,132 3 20 15.3

FITB Pro Forma 785 4 15 10.6

First National 562 4 9 7.6

Colonial BancGroup 402 5 13 5.4

AmSouth Bancorp. 245 6 6 3.3

Golden West Financial 241 7 3 3.3

Third FS&LA M.H.C. 230 8 2 3.1

Fifth Third Bancorp 223 9 6 3.0

First Citizens BancShar 194 10 4 2.6

Investing In Florida

Fifth Third Bank (Florida) as of 6-30-2004

June 2004 June 2003 % Change

Net Income YTD $5,798 $4,642 25

Total Net Revenue YTD……… $ 25,717 $ 22,354 15

Avg. Demand Deposits $ 125,300 $ 86,400 45

Avg. Interest Checking.……….. $ 592,800 $ 437,600 35

Avg. Savings & MMDA $ 76,800 $ 53,800 43

Avg. Total Deposits YTD $ 827,000 $ 593,000 40

Avg. Total Loans & Leases $ 699,200 $ 513,700 36

($ in 000’s)

Forward Looking Statement Disclosure

This presentation may contain forward-looking statements about Fifth Third Bancorp, First National Bankshares and/or the combined company within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp, First National Bankshares and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third, First National Bankshares and/or the combined company do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, First National Bankshares and/or the combined company or the businesses in which Fifth Third, First National Bankshares and/or the combined company are engaged; (8) difficulties in combining the operations of First National Bankshares and/or other acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Further information on other factors which could affect the financial results of Fifth Third after the merger are included in Fifth Third’s and First National Bankshares’ filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission's website at http://www.sec.gov and/or from Fifth Third or First National Bankshares.

Investors and security holders are advised to read the proxy statement/prospectus regarding the transaction referenced in this document when it becomes available, because it will contain important information. The proxy statement/prospectus will be filed with the Commission by Fifth Third Bancorp and First National Bankshares. Security holders may receive a free copy of the proxy statement/prospectus (when available) and other related documents filed by Fifth Third Bancorp and First National Bankshares at the Commission's website at http://www.sec.gov and/or from Fifth Third Bancorp and First National Bankshares.

First National Bankshares and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of First National Bankshares with respect to the transaction contemplated by the definitive agreement. Information regarding such officers and directors is included in First National Bankshares’ proxy statement for its 2004 Annual Meeting of Shareholders filed with the Commission on March 12, 2004. This document is available free of charge at the Commission's website at http://www.sec.gov and/or from First National Bankshares.

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